UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

PHARMASSET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-A College Road East Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 613-4100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 31, 2009, Pharmasset, Inc. (the “Company”) issued a press release announcing the preliminary results of a 3 day Phase 1 multiple ascending dose monotherapy study of PSI-7851 for the treatment of chronic hepatitis C infection. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K. The press release shall be deemed filed with, and not furnished to, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1*	Pharmasset, Inc. Press Release dated July 31, 2009.

*	Pursuant to General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 shall be deemed filed with, and not furnished to, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMASSET, INC.

Date: August 4, 2009	By:	/s/ Kurt Leutzinger
	Name:	Kurt Leutzinger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Pharmasset, Inc. Press Release dated July 31, 2009.